Exhibit 10.13

GUARANTEE ASSUMPTION AGREEMENT

GUARANTEE ASSUMPTION AGREEMENT dated as of April 1, 2020 by T-Mobile US, Inc., a Delaware corporation, T-Mobile USA, Inc., a Delaware corporation and the additional guarantors listed on Schedule I hereto (collectively, the “Additional Guarantors”), in favor of Spectrum License Holder LLC (“License Holder I”), Sprint Spectrum License Holder II LLC (“License Holder II”), Sprint Spectrum License Holder III LLC (“License Holder III” and, together with License Holder I and License Holder II, “Lessors” and each, a “Lessor”) under that certain Intra-Company Spectrum Lease Agreement dated October 27, 2016 by and among Lessor, the Guarantors party thereto, Sprint Spectrum Intermediate HoldCo LLC and Sprint Communications, Inc. (as amended from time to time, the “Lease Agreement”).

Pursuant to Section 14 of the Lease Agreement, the Additional Guarantor hereby agrees to become a “Guarantor” for all purposes of the Lease Agreement. Without limiting the foregoing, the Additional Guarantor hereby:

(a) jointly and severally with the other Guarantors, guarantees to Lessors and their respective successors and assigns the prompt payment in full when due of any and all Guaranteed Obligations (as defined in the Lease Agreement) in the same manner and to the same extent as is provided in the Lease Agreement as if such Additional Guarantor were an original party thereto; and

(b) makes the representations and warranties as of the date hereof, and agrees to perform the covenants set forth in, Section 10 of the Lease Agreement with respect to itself and its obligations under this Guarantee Assumption Agreement.

This Guarantee Assumption Agreement shall be governed by, enforced and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles.

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IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

T-MOBILE USA, INC.

By:	/s/ J. Braxton Carter
	Name:	J. Braxton Carter
	Title:	Executive Vice President and
Chief Financial Officer

T-MOBILE US, INC.

By:	/s/ J. Braxton Carter
	Name:	J. Braxton Carter
	Title:	Executive Vice President and
Chief Financial Officer

[Guarantee Assumption Agreement]

IBSV LLC
LAYER3 TV, INC.
L3TV CHICAGOLAND CABLE SYSTEM, LLC
L3TV COLORADO CABLE SYSTEM, LLC
L3TV DALLAS CABLE SYSTEM, LLC
L3TV DC CABLE SYSTEM, LLC
L3TV DETROIT CABLE SYSTEM, LLC
L3TV LOS ANGELES CABLE SYSTEM, LLC
L3TV MINNEAPOLIS CABLE SYSTEM, LLC
L3TV NEW YORK CABLE SYSTEM, LLC
L3TV PHILADELPHIA CABLE SYSTEM, LLC
L3TV SAN FRANCISCO CABLE SYSTEM, LLC
L3TV SEATTLE CABLE SYSTEM, LLC
METROPCS CALIFORNIA, LLC
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS MICHIGAN, LLC
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC
METROPCS TEXAS, LLC
PUSHSPRING, INC.
T-MOBILE CENTRAL LLC
T-MOBILE FINANCIAL LLC
T-MOBILE LEASING LLC
T-MOBILE LICENSE LLC
T-MOBILE NORTHEAST LLC
T-MOBILE PCS HOLDINGS LLC
T-MOBILE PUERTO RICO HOLDINGS LLC
T-MOBILE PUERTO RICO LLC
T-MOBILE RESOURCES CORPORATION
T-MOBILE SOUTH LLC
T-MOBILE SUBSIDIARY IV LLC
T-MOBILE WEST LLC
THEORY MOBILE, INC.

By:	/s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Authorized Person

[Guarantee Assumption Agreement]

ACCEPTED AND AGREED:

SPRINT SPECTRUM LICENSE HOLDER LLC

By:	/s/ Jud Henry
Name: Jud Henry
Title: Vice President and Treasurer

SPRINT SPECTRUM LICENSE HOLDER II LLC

By:	/s/ Jud Henry
Name: Jud Henry
Title: Vice President and Treasurer

SPRINT SPECTRUM LICENSE HOLDER III LLC

By:	/s/ Jud Henry
Name: Jud Henry
Title: Vice President and Treasurer

[Guarantee Assumption Agreement]

Schedule I -

Entity	Jurisdiction of Organization
IBSV LLC	Delaware
Layer3 TV, Inc.	Delaware
L3TV Chicagoland Cable System, LLC	Delaware
L3TV Colorado Cable System, LLC	Delaware
L3TV Dallas Cable System, LLC	Delaware
L3TV DC Cable System, LLC	Delaware
L3TV Detroit Cable System, LLC	Delaware
L3TV Los Angeles Cable System, LLC	Delaware
L3TV Minneapolis Cable System, LLC	Delaware
L3TV New York Cable System, LLC	Delaware
L3TV Philadelphia Cable System, LLC	Delaware
L3TV San Francisco Cable System, LLC	Delaware
L3TV Seattle Cable System, LLC	Delaware
MetroPCS California, LLC	Delaware
MetroPCS Florida, LLC	Delaware
MetroPCS Georgia, LLC	Delaware
MetroPCS Massachusetts, LLC	Delaware
MetroPCS Michigan, LLC	Delaware
MetroPCS Networks California, LLC	Delaware
MetroPCS Networks Florida, LLC	Delaware
MetroPCS Nevada, LLC	Delaware
MetroPCS New York, LLC	Delaware
MetroPCS Pennsylvania, LLC	Delaware
MetroPCS Texas, LLC	Delaware
PushSpring, Inc.	Delaware
T-Mobile Central LLC	Delaware
T-Mobile Financial LLC	Delaware
T-Mobile Leasing LLC	Delaware
T-Mobile License LLC	Delaware
T-Mobile Northeast LLC	Delaware
T-Mobile PCS Holdings LLC	Delaware
T-Mobile Puerto Rico Holdings LLC	Delaware
T-Mobile Puerto Rico LLC	Delaware
T-Mobile Resources Corporation	Delaware
T-Mobile South LLC	Delaware
T-Mobile Subsidiary IV LLC	Delaware
T-Mobile US, Inc.	Delaware
T-Mobile West LLC	Delaware
Theory Mobile, Inc.	Delaware